Exhibit 10.5

Second Amended and Restated Power of Attorney

The undersigned, Meifei Bao, a citizen of the People’s Republic of China (the “PRC”) with Identification Card No. of 510402197304140958, the shareholder of 96.95 % of the equity interests of United Time Technology Company Limited (the “Company”), hereby irrevocably authorizes Shenzhen UTime Technology Consulting Co., Ltd. (the “WFOE”) or any natural person duly appointed by the WFOE to exercise the following rights relating to all equity interests held by the undersigned now and in the future in the Company (“Shareholding”) during the term of this Second Amended and Restated Power of Attorney (“Power of Attorney”):

The WFOE or any natural person appointed by the WFOE is hereby authorized, in lieu of the undersigned, to exercise on behalf of the undersigned as his sole and exclusive agent the rights in respect of the Shareholding including without limitation:

(1)	attend shareholders’ meeting of the Company and sign resolutions thereof on behalf of the undersigned;

(2)	exercise all rights of the undersigned as a shareholder of the Company according to the laws and articles of association of the Company, including without limitation the rights to vote and to sell, transfer, pledge or dispose of all or any portion of the Shareholding; and

(3)	designate and appoint on behalf of the undersigned the legal representative, the chairperson, directors, supervisors, the chief executive officer and any other senior management of the Company.

In the event of a conflict between the acts of the WFOE as granted herein above and the acts of the undersigned, the acts of the WFOE shall prevail. Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of the undersigned, execute all the documents I shall sign as stipulated in the Second Amended and Restated Exclusive Call Option Agreement, the Second Amended and Restated Business Operation Agreement and the Second Amended and Restated Equity Pledge Agreement, each of which is dated as of the date hereof and to which the undersigned is a party (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents. Exercise of such right will not have any restriction upon this Power of Attorney.

Unless otherwise provided under this Power of Attorney, the WFOE has the right to transfer, apply or otherwise dispose of any cash dividend, bonus and any other non-cash gain arising from the Shareholding on reliance of any oral or written instruction from the undersigned.

Unless otherwise provided under this Power of Attorney, the WFOE has the right to take any action regarding the Shareholding without any oral or written instruction from the undersigned.

Any and all the actions associated with the Shareholding conducted by the WFOE shall be deemed as the action of the undersigned, and any and all documents relating to the Shareholding executed by the WFOE shall be deemed to be executed and acknowledged by the undersigned. I hereby acknowledge and ratify those actions and/or documents made by the WFOE.

The WFOE may delegate this power of attorney by assigning its rights relating to the conduct of the aforesaid matter and exercise of the Shareholding to any other person or entity at its own discretion without prior notice to or consent from the undersigned.

This Power of Attorney is irrevocable and effective as of the date hereof so long as the undersigned is a shareholder of the Company. This Power of Attorney supersedes any other power of attorney previously signed by the undersigned.

During the term of this Power of Attorney, the undersigned hereby waives all the rights associated with the Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise any such right.

By:	/s/ Minfei Bao
Name:	Minfei Bao

Acknowledged by:

Shenzhen UTime Technology Consulting Co., Ltd. (seal)

By:	/s/ Minfei Bao
Name:	Minfei Bao
Title:	Authorized Representative

Dated:	September 4, 2019